UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 20, 1998 (November 6,
1997)___________

                                    333-03344
                            (Commission File Number)

                             SUSA Partnership, L.P.
             (Exact name of registrant as specified in its charter)


                     Tennessee                              62-1554135
          State or other jurisdiction of                 (I.R.S. Employer
           incorporation or organization              Identification Number)

 10440 Little Patuxent Parkway, Columbia, Maryland             21044
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (410) 730-9500

Note: The purpose of this amendment to the Current Report on Form 8-K/A filed on November 25, 1997, which amended the registrant's Current Report on Form 8-K dated November 21, 1997, is to include audited historical summaries for certain facilities for which only unaudited historical information was available on the date of such report. This amendment also reports the acquisition of four facilities acquired subsequent to November 25, 1997 and reflects the closing of certain pending acquisitions reported on November 25, 1997.

Item 2: Acquisition or Disposition of Assets

SUSA Partnership. L.P. (the "Company"), a limited partnership controlled by Storage USA, Inc. (the "REIT"), consummated during the period October 29, 1997 through January 8, 1998, the acquisition of 48 self-storage facilities and entered into an agreement to purchase an additional facility (the "Acquisition Facilities"). The Acquisition Facilities contain approximately 2,791,000 square feet, are located in 12 states and were purchased for approximately $143,923,000 in aggregate consideration.

The acquisition of the Acquisition Facilities was funded by cash generated from operations, the issuance of units of limited partnership interest in the Partnership ("Units"), borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee Bank, a $75,000,000 bridge loan with First National Bank of Chicago and the assumption of a mortgage. Each of the Acquisition Facilities was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue such use of all the Acquisition Facilities. The Company's management determined the contract price of each facility through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amount of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses associated with the facility. Other than changes in these factors, the Company, after reasonable inquiry, is not aware of any material factors relating to the properties that would cause the historical financial information provided in Item 7 not to be necessarily indicative of future operating results for the applicable facilities.

The following provides certain additional information concerning the Acquisition
Facilities:

Location                           Seller                                                                Date of Acquisition
--------                           ------                                                                -------------------
Acquisition Facilities:
Roseville, CA                      Michael & Lisa Douglas                                                            10/29/97
Phoenix, AZ                        The Holding Company                                                                11/1/97
Phoenix, AZ                        The Holding Company                                                                11/1/97
Phoenix, AZ                        The Holding Company                                                                11/1/97
Phoenix, AZ                        The Holding Company                                                                11/1/97
Phoenix, AZ                        The Holding Company                                                                11/1/97
Clarksville, IN                    The Holding Company                                                                11/1/97
Clarksville, IN                    The Holding Company                                                                11/1/97
Columbus, IN                       The Holding Company                                                                11/1/97
Greenwood, IN                      The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97


Location                           Seller                                                                Date of Acquisition
--------                           ------                                                                -------------------
Indianapolis, IN                   The Holding Company                                                                11/1/97
Jeffersonville, IN                 The Holding Company                                                                11/1/97
New Albany, IN                     The Holding Company                                                                11/1/97
Louisville, KY                     The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Columbus, OH                       The Holding Company                                                                11/1/97
Trotwood, OH                       The Holding Company                                                                11/1/97
Memphis, TN                        The Holding Company                                                                11/1/97
Indianapolis, IN                   The Holding Company                                                                11/1/97
Stamford, CT                       Access Self Storage of Stamford, L.P.                                              11/4/97
Millville, NJ                      A.M.C. Self-Service Storage Co. and The Space Place, Inc.                          11/6/97
Williamstown, NJ                   A.M.C. Self-Service Storage Co. and The Space Place, Inc.                          11/6/97
Roseville, CA                      GUAT Warehouse, Limited Partnership, A Massachusetts Partnership                   11/7/97
Spring Valley, CA                  ACC Storage Partners Limited                                                      11/19/97
Clute, TX                          Brazosport Investments, Inc.                                                      11/25/97
Houston, TX                        Lone Star Mini Storage, Inc.                                                       12/9/97
Columbus, OH                       CPS Associates                                                                    12/19/97
Hilliard, OH                       Avery Road Investments, Inc.                                                      12/19/97
Dublin, OH                         Avery Road Investments, Inc.                                                      12/19/97
Worthington, OH                    Worthington Woods Associates, Ltd.                                                12/19/97
Alexandria, VA                     Arlington Storage Fund Ltd.                                                       12/22/97
Falls Church, VA                   Arlington Storage Fund Ltd.                                                       12/22/97
Wheaton, MD                        Arlington Storage Fund Ltd.                                                       12/22/97
Dallas, TX                         Uptown Storage, L.P.                                                                1/7/98
Pasadena, TX                       B.S.S. Pasadena, L.L.C.                                                             1/8/98
Santa Fe, NM (1)                   ABC Self Storage Limited Co.                                                       1/30/98

(1) The Company has this facility under contract with an anticipated closing date of January 30, 1998.

In addition, the Company acquired seven other facilities on November 1, 1997, containing approximately 299,000 square feet and located in two states for a cost of approximately $12,224,000 that are not included in the Historical Summaries and are not deemed to be significant either individually or in the aggregate. The following table provides certain additional information concerning the seven other facilities.

Location                           Seller                                                              Date of Acquisition
--------                           ------                                                              -------------------
Indianapolis, IN                   The Holding Company                                                                11/1/97
Jeffersonville, IN                 The Holding Company                                                                11/1/97
Jeffersonville, IN                 The Holding Company                                                                11/1/97
New Albany, IN                     The Holding Company                                                                11/1/97
Louisville, KY                     The Holding Company                                                                11/1/97
Louisville, KY                     The Holding Company                                                                11/1/97
Louisville, KY                     The Holding Company                                                                11/1/97


The following unaudited data related to the Acquisition Facilities is derived from the Company's internal records as of the last day of the month following closing, or the most current information available:


                                           Square        Rent per        Economic      Physical      Total      Contract
               Location                     Feet       Square Foot      Occupancy      Occupancy     Units       Price
               --------                     ----     - ------------     ---------      ---------     -----   -   -----
Acquisition Facilities:
Roseville, CA (1)                             70,010            $5.96            81%           87%       597     $2,850,000
Phoenix, AZ (1)                              102,397            $6.49            78%           78%       894     $4,700,000
Phoenix, AZ (1)                               52,575            $5.98            80%           82%       579     $1,634,000
Phoenix, AZ (1)                               47,510            $6.64            80%           81%       405     $1,889,000
Phoenix, AZ (1)                               35,519            $9.44            72%           73%       425     $1,932,000
Phoenix, AZ (1)                               32,860            $9.55            88%           89%       422     $1,933,000
Clarksville, IN (1)                           45,080            $5.77            77%           84%       415     $1,030,000
Clarksville, IN (1)(3)                        39,880            $5.64            61%           68%       352       $193,000
Columbus, IN (2)                              49,094            $5.76            68%           80%       383       $513,000
Greenwood, IN (1)                             75,515            $5.99            83%           85%       476     $2,855,000
Indianapolis, IN (1)                          38,893            $7.62            83%           82%       324     $1,314,000
Indianapolis, IN (1)                          50,200            $8.22            65%           69%       576     $2,151,000
Indianapolis, IN (1)                          95,540            $7.78            72%           74%       848     $4,519,000
Indianapolis, IN (1)                          55,636            $9.26            87%           91%       470     $3,785,000
Indianapolis, IN (1)                          60,825            $8.14            67%           73%       573     $2,392,000
Indianapolis, IN (1)                          30,575            $9.90            69%           75%       294     $1,427,000
Indianapolis, IN (1)                          38,305            $6.60            79%           87%       430       $960,000
Indianapolis, IN  (1)                         63,332            $6.15            73%           80%       578     $2,219,000
Indianapolis, IN (1)                          39,045            $5.87            91%           96%       328     $1,162,000
Jeffersonville, IN (1)                        42,820            $6.31            80%           88%       403     $1,183,000
New Albany, IN (1)                            52,525            $5.51            81%           87%       403     $1,394,000
Louisville, KY (1)                            28,000            $6.49            90%           96%       300       $751,000
Columbus, OH (1)                              84,000            $7.10            76%           82%       776     $3,205,000
Columbus, OH (1)                              59,825            $6.85            85%           92%       466     $2,822,000
Columbus, OH (1)                              49,850            $8.19            84%           93%       413     $6,094,000
Columbus, OH (1)                              61,700            $6.37            82%           87%       461     $2,392,000
Columbus, OH (1)                              23,000            $6.32            71%           73%       178       $275,000
Columbus, OH (1)                              75,950            $6.34            73%           78%       605     $3,204,000
Columbus, OH (1)                              57,940            $6.32            65%           72%       322     $1,866,000
Trotwood, OH (1)                              73,760            $7.66            78%           83%       551     $3,743,000
Memphis, TN (1)                               54,200            $5.54            87%           92%       434     $1,604,500
Indianapolis, IN (1)(3)                       20,274           $10.34             3%            9%       220     $2,000,000
Stamford, CT (1)                              65,514           $21.82            89%           90%       728    $11,550,000
Millville, NJ (1)                             50,750            $7.67            75%           75%       416     $1,412,500
Williamstown, NJ (1)                          38,900            $9.75            82%           80%       341     $1,412,500
Roseville, CA (1)                             79,025            $7.36            85%           95%       660     $3,400,000
Spring Valley, CA (1)                         55,214            $8.73            65%           99%       745     $3,050,000
Clute, TX (1)                                 72,044            $6.98            49%           93%       583     $2,300,000
Houston, TX (1)                               57,175           $12.42            27%           74%       503     $4,100,000
Columbus, OH (1)                              67,109            $8.10            70%           73%       529     $2,920,000
Hilliard, OH (1)                              70,395            $7.45            63%           70%       458     $2,700,000
Dublin, OH (1)                                59,400            $7.72            85%           88%       407     $2,600,000
Worthington, OH (1)(3)                        31,456            $7.96            64%           66%       255     $1,600,000
Alexandria, VA (2)                            69,175           $14.96            79%           96%       869     $9,207,777
Falls Church, VA (2)                          73,425           $13.92            66%           94%       701     $7,538,726
Wheaton, MD (2)                               92,925           $12.73            71%           92%       872     $9,364,606
Dallas, TX (1)                                69,755           $12.74            64%           48%       594     $4,500,000

                                           Square        Rent per        Economic      Physical      Total      Contract
               Location                     Feet       Square Foot      Occupancy      Occupancy     Units       Price
               --------                     ----     - ------------     ---------      ---------     -----   -   -----
Pasadena, TX (1)                              47,916            $8.15            56%           70%       529     $2,375,000
Santa Fe, NM (1)                              84,554            $7.62            65%           89%       614     $3,900,000
                                        ------------------------------------------------------------------------------------
Total Acquisition Facilities               2,791,367            $8.33            73%           82%    24,705   $143,922,609
                                        =============                                              =========================



(1) These facilities are included in the Group 1 Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses, for which financial information is audited for the year ended December 31, 1996.

(2) These facilities are included in the Group 2 Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses, for which financial information is unaudited for the year ended December 31, 1996.

(3) These facilities were developed properties that opened in 1995, 1996 or 1997.


In addition the Company has acquired seven other facilities. Financial data other than that presented is not available for these facilities. The Company believes that these facilities are not material either individually or in the aggregate.


                                 Square          Rent per        Economic        Physical       Total         Contract
          Location                Feet         Square Foot       Occupancy       Occupancy      Units          Price
          --------                ----      -  ------------      ---------       ---------      -----    -     -----
Indianapolis, IN                     49,222             $6.11             88%             90%        364         $1,891,000
Jeffersonville, IN                   43,467             $6.10             81%             84%        399         $1,084,000
Jeffersonville, IN                   39,450             $6.13             63%             67%        392           $524,000
New Albany, IN                       33,250             $5.80             84%             94%        275           $678,000
Louisville, KY                       27,760             $7.43             75%             78%        281         $2,242,000
Louisville, KY                       29,784             $8.03             88%             95%        314         $3,102,000
Louisville, KY                       75,715             $6.20             85%             92%        512         $2,703,000
                              ----------------------------------------------------------------------------------------------
                                    298,648             $7.10             76%             82%      2,537        $12,224,000
                              ==============                                                  ==============================



Certain Acquisition Facilities identified in Item 2 of this Form 8-K/A are not included in the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses ("Historical Summaries"). These facilities and other unaudited facilities acquired during the year do not individually constitute acquisitions of a "significant amount of assets" as defined under Item 2 of Form 8-K or Rule 3-14 of Regulation S-X.

The audited Historical Summaries included in this Form 8-K/A when aggregated with all other audited Historical Summaries for 1997, included in previous Forms 8-K, cover a mathematical majority of all individually insignificant 1997 acquisitions, which audited Historical Summaries satisfy the requirements of Rule 3-14 of Regulation S-X.




Item 5:           Other Events

On December 23, 1997, the Company amended its unsecured revolving credit facility with The First National Bank of Chicago, as agent for a syndicate of lenders (the "Line of Credit") to increase the aggregate borrowing capacity from $75,000,000 to $150,000,000. A copy of the Line of Credit is filed in exhibit 10.1.


Item 7:           Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

         *        Report of Independent Accountants.

         * Group 1 Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the year ended December 31, 1996 (Audited), and for the nine months ended September 30, 1997 (Unaudited).

         * Notes to Group 1 Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.

         * Group 2 Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the year ended December 31, 1996 (Unaudited), and for the nine months ended September 30, 1997 (Unaudited).

         * Notes to Group 2 Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.


(b)      Pro Forma Financial Information

         * Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1997.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended September 30, 1997.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1996.

         *        Notes to Unaudited Pro Forma Combined Condensed Financial
                  Statements.

(c)      Exhibits

         Exhibit           Description

         10.1 Amended and Restated Unsecured Revolving Credit Agreement dated December 23, 1997.

         23.1              Consent of Independent Accountants.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Shareholders of
Storage USA, Inc.

                  We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") for certain self-storage facilities (the "Group 1 Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1996. These Historical Summaries are the responsibility of the management of the Group 1 Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

                  The accompanying Historical Summaries were prepared for the purposes of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of SUSA Partnership, L.P.) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Group 1 Facilities' revenues and expenses.

                  In our opinion, based on our audits, the Historical Summaries referred to above present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Group 1 Facilities for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                            COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
January 20, 1998

                               GROUP 1 FACILITIES

                     HISTORICAL SUMMARIES OF COMBINED GROSS
                      REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)


                                                                      For the                   For the
                                                                    year ended             nine months ended
                                                                   December 31,              September 30,
                                                                       1996                      1997
                                                                --------------------     ----------------------
                                                                                              (unaudited)
                                                                                               (note 2)
Gross Revenue:
     Rental revenue                                                         $14,476                    $10,975
     Other revenue                                                              306                        108
                                                                --------------------     ----------------------

          Total gross revenue                                                14,782                     11,083
                                                                --------------------     ----------------------

Direct Operating Expenses:
     Property operations and maintenance                                      3,431                      2,433
     Real estate taxes                                                        1,188                        932
                                                                --------------------     ----------------------

          Total direct operating expenses                                     4,619                      3,365
                                                                --------------------     ----------------------

Gross revenue in excess of direct operating expenses                        $10,163                     $7,718
                                                                ====================     ======================

                             See accompanying notes.

                           NOTES TO GROUP 1 FACILITIES
                        HISTORICAL SUMMARIES OF COMBINED
                   GROSS REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)

1.  Basis of Presentation
         The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") relate to the operation of the following self-storage facilities ("Group 1 Facilities") which have been acquired or are under contract to be acquired by SUSA Partnership, L.P. (the "Company").

                                                   Group 1 Facilities

                        Number of                                  Number of
      Location          Facilities              Location          Facilities
-------------------------------------    --------------------------------------
Roseville, CA                      2     Millville, NJ                       1
Phoenix, AZ                        5     Williamstown, NJ                    1
Clarksville, IN                    2     Spring Valley, CA                   1
Greenwood, IN                      1     Pasadena, TX                        1
Indianapolis, IN                  10     Clute, TX                           1
Jeffersonville, IN                 1     Houston, TX                         1
New Albany, IN                     1     Sante Fe, NM                        1
Louisville, KY                     1     Dallas, TX                          1
Columbus, OH                       8     Hilliard, OH                        1
Trotwood, OH                       1     Dublin, OH                          1
Memphis, TN                        1     Worthington, OH                     1
Stamford, CT                       1


         The Historical Summaries for the Group 1 Facilities with a total acquisition cost of $117,299 have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Group 1 Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Group 1 Facilities. Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  Interim Periods

         The unaudited interim Historical Summaries for the Group 1 Facilities have been prepared on a basis consistent with the audited Historical Summaries. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of future operating results.


                               GROUP 2 FACILITIES

                UNAUDITED HISTORICAL SUMMARIES OF COMBINED GROSS
                      REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)


                                                                          For the                      For the
                                                                        year ended                nine months ended
                                                                       December 31,                 September 30,
                                                                           1996                          1997
                                                                 --------------------------    -------------------------
                                                                                                       (note 2)
Gross Revenue:
     Rental revenue                                                                 $2,852                       $2,102
     Other revenue                                                                      32                           18
                                                                 --------------------------    -------------------------

          Total gross revenue                                                        2,884                        2,120
                                                                 --------------------------    -------------------------

Direct Operating Expenses:
     Property operations and maintenance                                               480                          319
     Real estate taxes                                                                 202                          151
                                                                 --------------------------    -------------------------

          Total direct operating expenses                                              682                          470
                                                                 --------------------------    -------------------------

Gross revenue in excess of direct operating expenses                                $2,202                       $1,650
                                                                 ==========================    =========================

                             See accompanying notes.

                           NOTES TO GROUP 2 FACILITIES
                   UNAUDITED HISTORICAL SUMMARIES OF COMBINED
                   GROSS REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)

1.  Basis of Presentation
         The Unaudited Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") relate to the operation of the following self-storage facilities ("Group 2 Facilities") which have been acquired by SUSA Partnership, L.P. (the "Company").

                         Group 2 Facilities - Locations

       Columbus, IN         Falls Church, VA      Alexandria, VA
       Wheaton, MD


         The Historical Summaries for the Group 2 Facilities, with a total acquisition cost of $26,624 have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations acquired or to be acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Group 2 Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Group 2 Facilities. Rental Income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  Interim Periods

         The unaudited interim Historical Summaries have been prepared on a basis consistent with the unaudited Historical Summaries for the year ended December 31, 1996. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of future operating results.

                             SUSA PARTNERSHIP, L.P.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following unaudited Pro Forma Combined Condensed Balance Sheet was prepared as if the Acquisition Facilities were purchased on September 30, 1997. The unaudited Pro Forma Combined Condensed Statements of Operations for the nine months ended September 30, 1997, and for the year ended December 31, 1996, have been prepared to reflect the acquisition of the Group 1 and Group 2 Facilities as if the Group 1 and Group 2 Facilities and other previously reported transactions had been consummated at the beginning of the respective periods shown. The Pro Forma Combined Condensed Financial Information is based on the historical financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and the pro forma financial information set forth in the footnotes to the financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and should be read in conjunction with those financial statements and the notes thereto. The Combined Condensed Pro Forma Financial Information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

                             SUSA PARTNERSHIP, L.P.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                            as of September 30, 1997
                                   (Unaudited)
                             (amounts in thousands)


                                                        Historical        Acquired and                          Pro Forma
                                                           SUSA           Acquisition        Pro Forma            SUSA
                                                     Partnership, L.P.     Facilities       Adjustments     Partnership, L.P.
                                                     ------------------  ---------------  ----------------  ------------------
Assets:
     Investment in storage facilities, net                  $1,026,303         $145,422                          $  1,171,725
     Cash and equivalents                                        3,905                                                  3,905
     Other assets                                               41,841                                                 41,841
                                                     ------------------  ---------------  ----------------  ------------------

          Total assets                                      $1,072,049         $145,422                 -        $  1,217,471
                                                     ==================  ===============  ================  ==================

Liabilities and partners' capital
     Line of credit borrowings                                 $34,929         $137,083                         $     172,012
     Mortgage notes payable                                     39,864                                                 39,864
     Notes payable                                             200,000                                                200,000
     Accounts payable and accrued expenses                      14,667                                                 14,667
     Rents received in advance                                   6,553                                                  6,553
     Dividend payable                                           16,445                                                 16,445
     Minority interest                                           1,986                                                  1,986
                                                     ------------------  ---------------  ----------------  ------------------

          Total liabilities                                                                                           451,527
                                                               314,444          137,083                 -
                                                     ------------------  ---------------  ----------------  ------------------

Partners' capital
General partnership units                                      677,419            3,548                               680,967
Limited partnership units                                       89,002            4,791                                93,793
Notes receivable - employees                                   (8,816)                                                (8,816)
                                                     ------------------  ---------------  ----------------  ------------------

          Total partners' capital                              757,605            8,339                 -             765,944
                                                     ------------------  ---------------  ----------------  ------------------

          Total liabilities and partners' capital           $1,072,049         $145,422                 -        $  1,217,471
                                                     ==================  ===============  ================  ==================

                             See accompanying notes.

                             SUSA PARTNERSHIP, L.P.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  For the nine months ended September 30, 1997
                                   (Unaudited)
                        (thousands, except per unit data)


                                                Historical        Group 1        Group 2                            Pro Forma
                                                   SUSA           Audited       Unaudited       Pro Forma             SUSA
                                             Partnership, L.P.   Facilities     Facilities     Adjustments      Partnership, L.P.
                                             ------------------ ------------- --------------- --------------    ------------------
Property Revenues:
Rental income                                    $     113,267       $10,975          $2,102         $8,442 (a)     $     134,786
Management income                                            -                                                                  -
Other income                                             2,213           108              18            194 (b)             2,533
                                             ------------------ ------------- --------------- --------------    ------------------

     Total revenues                                    115,480        11,083           2,120          8,636               137,319
                                             ------------------ ------------- --------------- --------------    ------------------

Property Expenses:
Cost of property operations
     and maintenance                                    28,359         2,433             319          1,798 (c)            32,909
Taxes                                                    9,403           932             151            635 (d)            11,121
General & administrative                                 4,656                                          881 (e)             5,537
Depreciation & amortization                             14,002                                        3,191 (f)            17,193
                                             ------------------ ------------- --------------- --------------    ------------------

     Total expenses                                     56,420         3,365             470          6,505                66,760
                                             ------------------ ------------- --------------- --------------    ------------------

     Income from property operations                    59,060         7,718           1,650          2,131                70,559

Other Income (expenses):
   Interest expense                                   (11,604)                                      (9,191) (g)          (20,795)
   Interest income                                         880                                                                880
                                             ------------------ ------------- --------------- --------------    ------------------

Income before minority interest and
    gain on sale of assets                              48,336         7,718           1,650        (7,060)                50,644

Gain on exchange of self-storage
    facilities                                           2,569                                      (2,569) (h)                 -
                                             ------------------ ------------- --------------- --------------    ------------------

Income before minority interest                         50,905         7,718           1,650        (9,629)                50,644

Minority interest                                        (250)                                                              (250)
                                             ------------------ ------------- --------------- --------------    ------------------

   Net income                                   $       50,655        $7,718          $1,650       $(9,629)        $       50,394

                                             ================== ============= =============== ==============    ==================

   Net income per unit                                   $1.76                                                              $1.67
                                             ==================                                                 ==================

   Weighted average units outstanding                   28,848                                                             30,357
                                             ==================                                                 ==================

                             See accompanying notes.

                             SUSA PARTNERSHIP, L.P.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1996
                                   (Unaudited)
                        (thousands, except per unit data)

                                                 Initial
                                                Pro Forma         Group 1         Group 2                            Pro Forma
                                                  SUSA            Audited        Unaudited       Pro Forma             SUSA
                                            Partnership, L.P.    Facilities      Facilities     Adjustments      Partnership, L.P.
                                            ------------------ --------------- --------------- --------------    ------------------
Property Revenues:
Rental income                                 $       130,839         $14,476          $2,852        $21,968 (i)    $      170,135
Management income                                         485                                                                  485
Other income                                            1,715             306              32            581 (j)             2,634
                                            ------------------ --------------- --------------- --------------    ------------------

     Total revenues                                   133,039          14,782           2,884         22,549               173,254
                                            ------------------ --------------- --------------- --------------    ------------------

Property Expenses:
Cost of property operations
     and maintenance                                   33,530           3,431             480          5,340 (k)            42,781
Taxes                                                  10,827           1,188             202          1,256 (l)            13,473
General & administrative                                4,722                                          1,427 (m)             6,149
Depreciation & amortization                            16,097                                          5,867 (n)            21,964
                                            ------------------ --------------- --------------- --------------    ------------------

     Total expenses                                    65,176           4,619             682         13,890                84,367
                                            ------------------ --------------- --------------- --------------    ------------------

     Income from property operations                   67,863          10,163           2,202          8,659                88,887

Other Income (expenses):
   Interest expense                                  (12,885)                                       (14,639) (o)          (27,524)
   Interest income                                        687                                                                  687
                                            ------------------ --------------- --------------- --------------    ------------------

Income before gain and minority interest               55,665          10,163           2,202        (5,980)                62,050

Gain on investment                                        288                                          (288) (p)                 -
                                            ------------------ --------------- --------------- --------------    ------------------

Income before minority interest                        55,953          10,163           2,202        (6,268)                62,050

Minority interest                                       (157)                                                                (157)
                                            ------------------ --------------- --------------- --------------    ------------------

   Net income                                         $55,796         $10,163          $2,202       $(6,268)       $        61,893
                                            ================== =============== =============== ==============    ==================
   Net income per unit                                  $2.10                                                                $2.04
                                            ==================                                                   ==================
   Weighted average units outstanding                  26,627                                                               30,357
                                            ==================                                                   ==================

                                            See accompanying notes.

                 NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL
                 STATEMENTS (dollar amounts in thousands, except
                        unit/unit and per unit/unit data)
                                   (Unaudited)



1.        SUSA Partnership, L.P.
         The historical financial information of SUSA Partnership, L.P. includes SUSA Management, Inc. ("SUSA Management").


2.        Group 1 and Group 2 Facilities- Balance Sheet
         Amounts reflect the acquisition of 48 facilities acquired from October 29, 1997 to January 8, 1998 and one facility with anticipated closing date of January 30, 1998 for a price of $145,422. The total acquisition price includes the purchase price of the facilities ($143,923) plus the Company's estimated average cost of $30 per property for capital improvements ($1,470) and other closing costs ($29). The total acquisition price was assumed to be funded with borrowings under the Company's lines of credit, including a $75,000 bridge loan, the issuance of approximately 92,000 shares of common stock by the Storage USA, Inc. (the "REIT") for net proceeds of approximately $3,500 and the issuance of approximately 125,000 units of limited partnership interest in the Operating Partnership ("Units") for approximately $4,800.


3.       SUSA Partnership, L.P. - Initial Pro Forma Statement of Operations
         The Initial Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if (a) the acquisition during 1996 of 82 facilities totaling 5,400 square feet for a cost of approximately $304,000, (b) the issuance of 7,029,000 shares of common stock by the REIT for net proceeds of approximately $220,528 which was contributed to the Company in exchange for additional general partnership units and (c) the issuance of $100,000 of 7.125% notes payable had occurred on January 1, 1996.

4.       Group 1 Facilities - Statement of Operations
         The statements of operations for the Group 1 Facilities reflects the results of operations of the Group 1 Facilities for the year ended December 31, 1996, and the results of operations of the Group 1 Facilities for the nine months ended September 30, 1997, which are included in the Group 1 Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses included in this Form 8-K/A.


5.       Group 2 Facilities - Statement of Operations
The statements of operations for the Group 2 Facilities reflects the results of operations of the Group 2 Facilities for the year ended December 31, 1996, and the results of operations of the Group 2 Facilities for the nine months ended September 30, 1997, which are included in the Group 2 Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses included in this Form 8-K/A.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
               (dollar amounts in thousands, except per unit data)
                                   (Unaudited)


6.      Pro Forma Adjustments - Statement of Operations

                                                                                       Nine Months Ended
                                                                                      September 30, 1997
(a)     To record rental income for the 39 audited facilities acquired during
        the first six months of 1997 from January 1, 1997 to the date acquired.            $       6,086

        To record rental income for the 14 unaudited facilities acquired during
        the first six months of 1997 from January 1, 1997 to the date acquired.            $       1,155

        To reduce rental income for six facilities that are included in the SUSA
        Partnership, L.P. historical balances (the "Historical Balances") and were
        exchanged for eight facilities on May 20, 1997.                                    $     (1,375)
        To record rental income for the nine facilities acquired during the third
        quarter of 1997 from January 1, 1997 to the date acquired                          $       2,576
                                                                                           --------------
        Pro forma adjustment                                                               $       8,442

(b)     To record other income for the 39 audited facilities acquired during the
        first six months of 1997 from January 1, 1997 to the date acquired.                $         101

        To record other income for the 14 unaudited facilities acquired during
        the first six months of 1997 from January 1, 1997 to the date acquired.            $          43

        To reduce other income for six facilities that are included in the
        Historical Balances and were exchanged for eight facilities on May 20,
        1997.                                                                              $         (3)

        To record other income for the nine facilities acquired during the third quarter
        of 1997 from January 1, 1997 to the date acquired                                  $          63
        To reduce management income for the managed property acquired on May 15, 1997, based on actual management fees earned by the company from January 1, 1997 to
        the acquisition date.                                                              $        (10)
                                                                                           --------------
        Pro forma adjustment                                                               $         194

(c)     To record cost of property operations and maintenance for the 39 audited facilities acquired during the first six months of 1997 from January 1,
        1997 to the date acquired.                                                         $       1,362

        To record cost of property operations and maintenance for the 14 unaudited facilities acquired during the first six months of 1997 from January 1, 1997 to
        the date acquired.                                                                 $         280

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
               (dollar amounts in thousands, except per unit data)
                                   (Unaudited)


6.      Pro Forma Adjustments - Statement of Operations - continued

                                                                                                    Nine Months Ended
                                                                                                   September 30, 1997
        To reduce cost of property operations and maintenance for six facilities that are included in the Historical Balances and were exchanged for
        eight facilities on May 20, 1997.                                                  $        (383)
        To record cost of property operations and maintenance for the nine facilities acquired during the third quarter of 1997 from January 1, 1997 to the date
        acquired                                                                           $          539
                                                                                           ---------------
        Pro forma adjustment                                                               $        1,798

(d) To record taxes for the 39 audited facilities acquired during the first six
        months of 1997 from January 1, 1997 to the date acquired.                          $          519
        To record taxes for the 14 unaudited facilities acquired during the first six
        months of 1997 from January 1, 1997 to the date acquired.                          $          129
        To reduce taxes for six facilities that are included in the Historical Balances
        and were exchanged for eight facilities on May 20, 1997.                           $        (206)
        To record taxes income for the nine facilities acquired during the third quarter
        of 1997 from January 1, 1997 to the date acquired                                  $          193
                                                                                           ---------------
        Pro forma adjustment                                                               $          635

(e)     To reflect an estimated increase in general and administrative expense based on
        results subsequent to acquisition.                                                 $          881

(f)     To record depreciation for the 39 audited facilities acquired during the first six months of 1997, based on approximately $94,047 of the purchase
        price being allocated to depreciable assets, based on a 40 year life.              $        1,763

        To record depreciation for the 14 unaudited facilities acquired during the first six months of 1997, based on approximately $18,888 of the purchase price being allocated to depreciable assets, based on a 40 year
        life.                                                                              $          354

        To record depreciation for the nine facilities acquired during the third quarter of 1997 based on approximately $27,664 of the purchase price
        being allocated to depreciable assets, based on a 40-year life.                    $          519

        To record depreciation for the 49 Group 1 and Group 2 Facilities based on approximately $106,158 of the purchase price being allocated to depreciable
        assets, based on a 40 year life.                                                   $        1,990

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
               (dollar amounts in thousands, except per unit data)
                                   (Unaudited)
6.      Pro Forma Adjustments - Statement of Operations - continued

                                                                                                    Nine Months Ended
                                                                                                   September 30, 1997
        Less: Depreciation included in the Historical balance relating to the facilities
        acquired during the first nine months of 1997.                                     $                      (1,295)

        To reduce depreciation for six facilities that are included in the Historical
        Balances and were exchanged for eight facilities on May 20, 1997.                  $                        (140)
                                                                                           -------------------------------

        Pro forma adjustment                                                               $                        3,191

(g)     To reflect the interest expense on the pro forma line of credit balance of $147,344 at a weighted average interest rate of 7.10% after assuming
        all financing transactions to occur on January 1, 1997.                            $                      (7,846)
        To remove historical line of credit interest expense.                              $                        2,218
        To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 8.20% notes
        payable assumed to occur on January 1, 1997.                                       $                      (3,473)
        To reflect interest expense on mortgage notes payable from January 1, 1997 to the date of acquisition for the $6,048 mortgages assumed during the period
        January 1, 1997 to December 19, 1997.                                              $                        (275)
        To reflect the pro forma effect on interest of assuming the payoff of all mortgages that were paid off during the first nine months of 1997 occurred on
        January 1, 1997.                                                                   $                          185
                                                                                           -------------------------------
        Pro forma adjustment                                                               $                      (9,191)

(h)     To remove gain on exchange of self-storage facilities                              $                      (2,569)








                                                                                                       Year ended
                                                                                                    December 31, 1996
(i)     To record rental income for the 39 audited facilities acquired during the
        first six months of 1997.                                                          $                       16,664
        To record rental income for the 14 unaudited facilities acquired during the
        first six months of 1997 .                                                         $                        3,306



           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
               (dollar amounts in thousands, except per unit data)
                                   (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued

                                                                                                       Year ended
                                                                                                    December 31, 1996
        To record rental income for the nine facilities acquired during the third
        quarter of 1997.                                                                   $                        5,215
        To reduce rental income for six facilities that are included in the Initial Pro
        Forma balances and were exchanged for eight facilities on May 20, 1997.            $                      (3,217)
                                                                                           -------------------------------

        Pro forma adjustment                                                               $                       21,968

(j)     To record other income for the 39 audited facilities acquired during the
        first  six months of 1997.                                                         $                          313
        To record other income for the 14 unaudited facilities acquired during the first
        six months of 1997.                                                                $                           95
        To record other income for the nine facilities acquired during the third quarter
        of 1997.                                                                           $                          210
        To reduce other income for six facilities that are included in the Initial Pro
        Forma balances and were exchanged for eight facilities on May 20, 1997.            $                         (10)

        To reduce management income for the managed property acquired on May
        15, 1997, based on actual management fees earned by the company during
        the year ended December 31, 1996.                                                  $                         (27)
                                                                                           -------------------------------

         Pro forma adjustment                                                              $                          581

(k)      To record cost of property operations and maintenance for the 39 audited
         facilities acquired during the first six months of 1997.                          $                        3,863
         To record cost of property operations and maintenance for the 14 unaudited
         facilities acquired during the first six months of 1997.                          $                        1,061
         To record cost of property operations and maintenance for the nine facilities
         acquired during the third quarter of 1997.                                        $                        1,146
         To reduce cost of property operations and maintenance for six facilities that are included in the Initial Pro Forma balances and were exchanged for eight
         facilities on May 20, 1997.                                                       $                        (730)
                                                                                           -------------------------------
         Pro forma adjustment                                                              $                        5,340

(l)      To record taxes for the 39 audited facilities acquired during the first six
         months of 1997.                                                                   $                        1,082
         To record taxes for the 14 unaudited facilities acquired during the first six
         months of 1997.                                                                   $                          291

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
               (dollar amounts in thousands, except per unit data)
                                   (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued

                                                                                                       Year ended
                                                                                                    December 31, 1996
         To record taxes for the nine facilities acquired during the third quarter of
         1997.                                                                             $                          460
         To reduce taxes for six facilities that are included in the Initial Pro Forma
         balances and were exchanged for eight facilities on May 20, 1997.                 $                        (577)
                                                                                           -------------------------------

         Pro forma adjustment                                                              $                        1,256

(m)      To reflect an estimated increase in general and administrative expense based on
         results subsequent to acquisition.                                                $                        1,427

(n)      To record depreciation for the 39 audited facilities acquired during the first six months of 1997, based on approximately $94,047 of the purchase price being allocated to depreciable assets, based on a 40
         year life.                                                                        $                        2,351

         To record depreciation for the 14 unaudited facilities acquired during the first six months of 1997, based on approximately $18,888 of the purchase price being allocated to depreciable assets, based on a 40
         year life.                                                                        $                          472

         To record depreciation for the nine facilities acquired during the third quarter of 1997 based on approximately $27,664 of the purchase
         price being allocated to depreciable assets, based on a 40-year life.             $                          692
         To record depreciation for the 49 Group 1 and Group 2 Facilities based on approximately $106,158 of the purchase price being allocated to depreciable
         assets, based on a 40 year life.                                                  $                        2,654
         To reduce depreciation for six facilities that are included in the Initial Pro
         Forma balances and were exchanged for eight facilities on May 20, 1997.           $                        (302)

                                                                                           -------------------------------
         Pro forma adjustment                                                              $                        5,867

(o)      To reflect the interest expense on the pro forma line of credit balance increase of $94,614 at a weighted average interest rate of 6.99% after effect of assuming all financing transactions to occur on January 1,
         1996.                                                                             $                      (6,613)

         To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 8.20% notes
         payable assumed to occur on January 1, 1996.                                      $                      (8,336)


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
               (dollar amounts in thousands, except per unit data)
                                   (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued

                                                                                                       Year ended
                                                                                                    December 31, 1996
         To reflect interest expense on mortgage notes payable from the $6,048 of mortgages assumed during the period January 1, 1997 to December 19,
         1997.
                                                                                           $                        (526)
         To reflect the pro forma effect on interest of assuming the payoff of all mortgages that were paid off during the first nine months of 1997
         occurred on January 1, 1996.                                                      $                          836
                                                                                           -------------------------------

         Pro forma adjustment                                                              $                     (14,639)

(p)      To remove gain on exchange of self-storage facilities                             $                        (288)



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DATED:  January 20, 1998

                                    SUSA PARTNERSHIP, L.P.
                                    By STORAGE USA, INC.,
                                    General Partner

                                    By: /s/ Dennis A. Reeve
                                   --------------------------------------
                                    Dennis A. Reeve
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  Exhibit Index


 10.1 Amended and Restated Unsecured Revolving Credit Agreement dated December 23, 1997.

 23.1 Consent of Independent Accountants.